GENERAL	12 Months Ended
Dec. 31, 2019
Disclosure of general [abstract]
GENERAL

Note 1: - General

a.	General description of the Company and its activity

Kamada Ltd. (“the Company”) is a plasma-derived biopharmaceutical company focused on orphan indications, with an existing marketed product portfolio and a late-stage product pipeline. The Company uses its proprietary platform technology and know-how for the extraction and purification of proteins from human plasma to produce Alpha-1 Antitrypsin (AAT) in a highly-purified, liquid form, as well as other plasma-derived immune globulins. The Company’s flagship product is Glassia® (“Glassia”), the first liquid, ready-to-use, intravenous plasma-derived AAT product approved by the U.S. FDA. The Company markets Glassia in the U.S. through a strategic partnership with Takeda Pharmaceuticals Company Limited (“Takeda”) and in other counties through local distributors. The Company’s second leading product is KamRab®, a rabies immune globulin (Human) for post-exposure prophylaxis against rabies infection. KamRab is FDA approved and is being marketed in the U.S. under the brand name KedRab through a strategic partnership with Kedrion S.p.A (“Kedrion”). In addition to Glassia and KedRab, the Company has a product line of four other plasma-derived pharmaceutical products administered by injection or infusion, that are marketed through distributors in more than 15 countries, including Israel, Russia, Brazil, India and other countries in Latin America and Asia. The Company has late-stage products in development, including an inhaled formulation of AAT for the treatment of AAT deficiency. In addition, the Company’s intravenous AAT is in development for other indications, such as GvHD and prevention of lung transplant rejection. The Company leverages its expertise and presence in the plasma-derived protein therapeutics market by distributing more than 20 complementary products in Israel that are manufactured by third parties.

Pursuant to the agreement with Takeda (as detailed on Note 17) the Company will continue to produce Glassia for Takeda through 2021. Takeda is planning to complete the technology transfer of Glassia, and pending FDA approval, will initiate its own production of Glassia for the U.S. market in 2021. Accordingly, following the transition of manufacturing to Takeda, the Company will terminate the manufacturing and sale of Glassia to Takeda resulting in a significant reduction in revenues. Pursuant to the agreement, upon initiation of sales of Glassia manufactured by Takeda, Takeda will pay royalties to the Company at a rate of 12% on net sales through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually, for each of the years from 2022 to 2040.

The Company’s activity is divided into two operating segments:

Proprietary Products	Development, manufacturing, sales and distribution of plasma-derived protein therapeutics.
Distribution	Distribute imported drug products in Israel, which are manufactured by third parties.

b.	The Company’s securities are listed for trading on the Tel Aviv stock exchange and on the NASDAQ.

The Company has three wholly-owned subsidiaries – Kamada Inc. and Kamada Ireland limited which are not active and Kamada Biopharma Limited. In addition the Company owns 74% of Kamada Assets Ltd (“Kamada Assets”).

c.	Definitions

In these Financial Statements –

The Company	-	Kamada Ltd.
The Group	-	The Company and its subsidiaries.
Subsidiary	-	A company which the Company has a control over (as defined in IFRS 10) and whose financial statements are consolidated with the Company’s Financial Statements.
Related parties	-	As defined in International Accounting Standard (“IAS”) 24.
USD/$	-	U.S. dollar.
NIS	-	New Israeli Shekel
EUR	-	Euro